UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2013

MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24487	77-0322161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

955 East Arques Avenue
Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

____________________
(408) 530-5000
(Registrant’s telephone number, including area code)

____________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On February 7, 2013, upon the terms and subject to the conditions of the Patent Sale Agreement (“Patent Sale Agreement”) by and between Bridge Crossing, LLC, a Delaware limited liability company (“Bridge Crossing”), and MIPS Technologies, Inc., a Delaware corporation (the “Company” or “MIPS Technologies”), which was adopted and approved by the Company’s stockholders on February 6, 2013, the Company sold all of its right, title and interest in 490 active issued patents and patent applications and rights to sublicense 87 patents and patent applications to Bridge Crossing for $350 million in cash (the “Patent Sale”).  The patents and patent applications sold pursuant to the Patent Sale Agreement relate to, among other categories, features, functionality, instruction set architectures and microarchitectural characteristics of microprocessors and related semiconductor hardware.

Item 3.01                      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously publicly disclosed, on November 5, 2012, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Imagination Technologies Group plc (“Imagination Technologies”) and Imagination Acquisition Sub, Inc., an indirect wholly owned subsidiary of Imagination Technologies (“Acquisition Sub”), as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of December 9, 2012, and as further amended by Amendment No. 2 to the Agreement and Plan of Merger, dated as of December 16, 2012.  The Company’s stockholders approved and adopted the Merger Agreement on February 6, 2013. On February 7, 2013, immediately following the consummation of the Patent Sale described in Item 2.01 of this Current Report on Form 8-K and upon the terms and subject to the conditions of the Merger Agreement, Acquisition Sub was merged with and into the Company, and the Company, as the surviving corporation in the Merger, became a wholly owned subsidiary of Imagination Technologies (the “Merger”).

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of the Company’s common stock, other than treasury shares, shares held by Imagination Technologies, Acquisition Sub or any wholly owned subsidiary of the Company and shares held by stockholders who perfected their appraisal rights in accordance with the General Corporation Law of the State of Delaware, were, after giving effect to the Recapitalization described in Item 3.03 below, converted into the right to receive $8.01 in cash, without interest and less any applicable withholding taxes.

As a result of the Merger, the Company no longer fulfills the numerical listing requirements of The NASDAQ Global Select Market (“NASDAQ”), and at the close of business on February 7, 2013, the Company’s common stock ceased trading on NASDAQ.  Also on February 7, 2013, at the Company’s request, NASDAQ filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, or Form 25, to delist the Company’s common stock from NASDAQ and deregister the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company expects to file with the SEC a Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports Under Sections 13 and 15(d) of the Securities Exchange Act of 1934, or Form 15, whereupon the Company’s reporting obligations under Sections 13 and 15 of the Exchange Act will be suspended.

Item 3.03                      Material Modification to Rights of Security Holders.

As previously publicly disclosed, the Company’s stockholders adopted and approved the certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) on February 6, 2013, and on February 7, 2013, immediately prior to consummating the Merger, such Certificate of Amendment was filed with the Secretary of State of the State of Delaware. The Certificate of Amendment  will distribute the proceeds from the Patent Sale Agreement and all cash on hand, less $99,700,000 to the Company’s stockholders. Pursuant to the Certificate of Amendment, each stockholder of the Company will receive $6.21 in cash, without interest and less any applicable withholding taxes, and 0.226276 shares of MIPS Technologies’ common stock for each share of MIPS Technologies common stock that each stockholder of the Company owned at the time of filing of the Certificate of Amendment (the “Recapitalization”).

At the effective time of the Merger on February 7, 2013 and pursuant thereto, the Company’s Amended and Restated Certificate of Incorporation, as amended according to the Certificate of Amendment above,  was further amended to read in its entirety as the certificate of incorporation of Acquisition Sub in effect immediately prior to the effective time, except that the name of the company set forth therein is “MIPS Technologies, Inc.” (the “Amended Certificate of Incorporation”).  The Amended Certificate of Incorporation reflects, among other things, changes to authorized common stock of the Company and removes authority to issue preferred stock of the Company.

Also, pursuant to the Merger Agreement, at the effective time of the Merger on February 7, 2013, the bylaws of Acquisition Sub, as in effect immediately prior to the effective time, became the bylaws of the Company, as the surviving corporation in the Merger (the “Amended Bylaws”).

The foregoing descriptions of the Certificate of Amendment, Amended Certificate of Incorporation and Amended Bylaws are not complete and are subject to and qualified in their entirety by reference to the Certificate of Amendment, Amended Certificate of Incorporation and Amended Bylaws, copies of which are attached as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3, respectively, hereto and are incorporated herein by reference.

Item 5.01                      Changes in Control of Registrant.

At the effective time of the Merger on February 7, 2013, the Company became an indirect wholly owned subsidiary of Imagination Technologies, as described in Item 3.01 of this Current Report on Form 8-K, and the composition of the Company’s board of directors changed as described in Item 5.02 of this Current Report on Form 8-K.

The information set forth in Item 3.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the effective time of the Merger on February 7, 2013, Robert R. Herb, Robin L. Washington, Frederick Weber, Fred M. Gibbons, Jeffrey S. McCreary, Sandeep Vij, Kenneth L. Coleman, William M. Kelly and Kenneth H. Traub ceased to be directors of the Company and members of any committee of the Company’s Board of Directors, which cessation was not because of any disagreements with the Company relating to the Company’s operations, policies or practices.

Pursuant to the Merger Agreement, the directors of Acquisition Sub, Hossein Yassaie and Richard Smith, immediately prior to the effective time of the Merger became the directors of the Company, as the surviving corporation in the Merger, at the effective time, with Krishna Yarlagadda appointed as a director of the Company immediately following the effective time.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01.                      Financial Statements and Exhibits.

(d)	The following exhibits are filed with this Current Report on Form 8-K:

3.1	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation dated February 7, 2013.

3.2	Certificate of Incorporation of the Company dated February 7, 2013.

3.3	Bylaws of the Company dated February 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2013	MIPS TECHNOLOGIES, INC.

	By:	/s/ William Slater
William Slater
Chief Financial Officer and Treasurer

EXHIBITS

Exhibit Number	Description
3.1	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation dated February 7, 2013.
3.2	Certificate of Incorporation dated February 7, 2013.
3.3	Bylaws dated February 7, 2013.